SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) October 30, 2006
UNITED STATES LIME & MINERALS, INC.
(Exact Name of Registrant as Specified in Charter)

TEXAS (State or other jurisdiction of incorporation or organization)	0-4197 (Commission File Number)	75-0789226 (I.R.S. Employer Identification No.)

5429 LBJ FREEWAY, SUITE 230, DALLAS, TEXAS (Address of principal executive offices)	75240 (Zip Code)
(972) 991-8400
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (c) Exhibits

Exhibit
Number	Exhibit
99.1	News Release of United States Lime & Minerals, Inc. dated October 30, 2006
ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On October 30, 2006, United States Lime & Minerals, Inc. issued a News Release announcing the financial results for the quarter and nine months ended September 30, 2006. A copy of the News Release is attached hereto as Exhibit 99.1.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, United States Lime & Minerals, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 31, 2006	UNITED STATES LIME & MINERALS, INC.
	By:	/s/ M. Michael Owens
M. Michael Owens, Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1	News Release of United States Lime & Minerals, Inc. dated October 30, 2006